Exhibit 99.2

Delek US Holdings Agrees To Acquire A Majority Equity Interest In Lion Oil Company March 21, 2011

Safe Harbor Provision 2 Delek US Holdings is traded on the New York Stock Exchange in the United States under the symbol "DK" and, as such, is governed by the rules and regulations of the United States Securities and Exchange Commission. This presentation may contain forward-looking statements that are based upon current expectations and involve a number of risks and uncertainties. Statements concerning our current estimates, expectations and projections about our future results, performance, prospects and opportunities and other statements, concerns, or matters that are not historical facts are "forward-looking statements," as that term is defined under United States securities laws. Investors are cautioned that the following important factors, among others, may affect these forward-looking statements. These factors include but are not limited to: our ability to complete the Lion Oil transaction; management's ability to execute its strategy of growth through acquisitions and transactional risks in acquisitions; our competitive position and the effects of competition; the projected growth of the industry in which we operate; changes in the scope, costs, and/or timing of capital projects; losses from derivative instruments; general economic and business conditions, particularly levels of spending relating to travel and tourism or conditions affecting the southeastern United States; risks and uncertainties with the respect to the quantities and costs of crude oil, the costs to acquire feedstocks and the price of the refined petroleum products we ultimately sell; potential conflicts of interest between our majority stockholder and other stockholders; and other risks contained in our filings with the Securities and Exchange Commission. Forward-looking statements should not be read as a guarantee of future performance or results and will not be accurate indications of the times at, or by which such performance or results will be achieved. Forward-looking information is based on information available at the time and/or management's good faith belief with respect to future events, and is subject to risks and uncertainties that could cause actual performance or results to differ materially from those expressed in the statements. Delek US undertakes no obligation to update or revise any such forward-looking statements.

Transaction Overview SECTION ONE

Delek US

Transaction Summary

Asset Overview	▪ 80,000 BPD refinery in El Dorado, Arkansas ▪ 80-mile Magnolia-El Dorado crude oil system (Shreveport, LA to Magnolia terminal) ▪ 28-mile El Dorado crude oil system (Magnolia terminal to El Dorado refinery) ▪ Crude oil gathering system with more than 800 miles of pipelines ▪ 3 light product distribution terminals (Memphis and Nashville, TN; El Dorado, AR) ▪ Owned asphalt distribution terminal in El Dorado, Arkansas
Purchase Summary	▪ Delek US has agreed to acquire Ergon's 53.7% equity interest in Lion Oil for a combination of cash, stock and the extinguishment and replacement of all debt currently owed by Lion to Ergon as follows: – $45 million in restricted Delek US Common Stock(1) – Lion Oil and/or Delek US will make a cash payment of approximately $50 million to Ergon – Lion Oil will execute a new $50 million term note payable to Ergon that will be guaranteed by Delek US; and – Lion Oil will divest certain non-refining assets to Ergon ▪ In addition, Delek US has agreed to assist Lion Oil in obtaining third-party financing of working capital previously provided by Ergon

(1) Determined by the average closing price of Delek US' common stock as reported on the New York Stock Exchange for the ten consecutive trading days immediately preceding the closing date

4

Delek US

Lion Oil Ownership History

Ownership History

Key Events

- **Lion Oil has been managed by Ergon, Inc. for more than two decades.** The company has been majority owned by Ergon since 1999
- **July/Sept 2007:** Delek US acquires 34.6% minority interest through multiple transactions with selling shareholders, including 28.4% from a single shareholder
- **March 2011**: Delek US agrees to acquire Ergon's 53.7% majority equity interest; total equity ownership expected to increase to 88.3%; Delek US expected to become the new operator of Lion Oil in 2Q:11

Timeline



Inception of Lion Oil
1922
1985
Ergon, Inc. and other investors assume ownership
Delek US acquires 28.4% interest from a single shareholder
July 2007
September 2007
Delek US acquires an additional 6.2% interest
Delek US agrees to acquire an additional 53.7% controlling interest; ownership expected to increase to 88.3%
March 2011

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El Dorado, Arkansas Refinery 6 Turnaround Inland, PADD III Refinery With Broad Distribution Footprint Throughout the Mid-Continent Medium Sour Crude Oil Refinery Typical crude gravity - 30.5°API Typical crude sulfur - 1.75% Key Sources of Crude Local Arkansas crude gathering system (21% of crude slate) Offshore Louisiana and foreign crudes Production and Complexity 80,000 BPD nameplate capacity 9.0 complexity rating Key Product Distribution Enterprise Products Pipeline (TEPPCO) Mississippi River Valley, Ohio River Valley Compliance with Regulatory Mandates Clean fuels compliant (ULSD, LS gasoline) Benzene reduction in gasoline (MSAT II) complete in July 2011 Capital Spending Invested $470 mm in El Dorado since 2007; major projects complete Maintenance CAPEX levels - $25 mm CAPEX in 2011 Products Manufactured Gasoline and ultra-low sulfur diesel fuels Asphalt, refinery grade propylene, LPG

Combined Asset Overview Delek US (Dec. 31, 2010) Lion Oil Assets Delek US (Post-Transaction) Refining Segment Marketing Segment Other 1 refinery, Tyler, TX PADD III 60,000 BPD 9.4 complexity High conversion 3 company-owned terminals 7 product pipelines Crude pipelines 412 retail company operated retail locations More than 60% of underlying real estate is owned 1 refinery, El Dorado, AR PADD III 80,000 BPD 9.0 complexity Clean fuels compliant 3 light product terminals - Memphis and Nashville, TN and El Dorado, AR Connected to Enterprise Products Pipeline Asphalt distribution business; owned asphalt terminal in El Dorado, AR 2 PADD III refineries 140,000 BPD Moderate complexity Expanded crude slate Expanded product mix Scales logistics business to include distribution points throughout the Gulf Coast and Mid- Continent regions Diversified set of downstream assets 7

Combined Asset Map 8 West Texas Crude Louisiana Offshore Crude Foreign Crude Tyler Refinery El Dorado Refinery Delek US Terminals Lion Oil Terminals Crude Pipelines Product Pipelines

Key Strategic Opportunities 9 Optimize Crude Slate Increased access to wide range of domestic, offshore & foreign crude oils Adding capability to process medium sour crudes Access to crudes priced on both a WTI and Brent-basis Enhance Production Capabilities More than doubles production capacity above pre-transaction levels Entry point into asphalt market Still heavily weighted toward light, high-value products post-transaction Capture Supply Chain Synergies Supply chain synergies with (MAPCO) retail store network Lion has two light product terminals in Tennessee More than 200 MAPCO locations operating in Tennessee and Arkansas Expand Wholesale Marketing Business Expand wholesale marketing business into the Mid-Continent Wholesale distribution strategy designed to optimize margin capture Other Strategic Benefits Eliminate single-asset refiner risk Limited capital requirements over the near-term Overhead cost savings

Crude Supply and Processing SECTION TWO

El Dorado Crude Slate 11 Access to Domestic, Local Offshore and Foreign Crudes Local Arkansas Crudes(1) ~21% of crude slate (2010) - WTI-Linked Crudes Arkansas crude purchased at avg. discount to WTI of $8.12/bbl (2010) Delivered into 4 gathering stations and the refinery Local crude gathering system in Arkansas - 60 mile radius from El Dorado Local Louisiana Offshore Crudes ~45% of crude slate (2010) Louisiana offshore crudes purchased at avg. premium to Dated Brent of $0.88/bbl (2010) Delivered from Louisiana by the ExxonMobil pipeline connecting to the Lion crude pipeline near Shreveport Foreign Crudes ~34% of crude slate (2010) Foreign crudes purchased at avg. premium to Dated Brent of $0.44/bbl (2010) Delivered from Louisiana by the ExxonMobil pipeline connecting to the Lion crude pipeline near Shreveport Local Arkansas Crudes Local Louisiana Offshore Crudes

Transaction Expected To Diversify Delek US' Crude Slate 12 Balanced Exposure - Less Dependence on Light, Sweet Crude Pricing Essentially 50/50 (Sour-intermediate vs. Light) Crude Slate Becomes More Balanced Crude Slate Transition - Pre/Post Transaction Tyler Refinery El Dorado Refinery Pro-Forma (Combined) (CHART) (CHART) (CHART)

Production SECTION THREE

El Dorado Unit Capacities 14 Unit Description Present Capacity (BPD)

Measuring Refinery Complexity 15 Tyler and El Dorado Are Both Moderate Complexity Assets(1) (1) Stancil & Company, Oil & Gas Journal, Company Reports (CHART)

El Dorado Capacity Utilization Above 90% In 2010 16 (1) 2010 assumes nameplate capacity of 80,000 BPD following major turnaround and expansions projects in 2009; nameplate capacity 2006-2009 is estimated at 71,500 BPD El Dorado Production Capabilities Improved After Turnaround in 2009(1) Turnaround (CHART)

Anticipated Combined Product Slate(1) 17 Tyler Refinery El Dorado Refinery Pro-Forma (Combined) (1) "Other" includes LPG, Black Oil and other residual products (CHART) (CHART) (CHART)

Light Product Distribution SECTION FOUR

Light Product Marketing Throughout the Mid-Continent 19 Access To The Enterprise Products Pipeline(1) Integration Opportunity -- Refining Will Supply Retail Expands marketing opportunity into the Mid-Continent El Dorado will supply MAPCO store locations In Tennessee and Arkansas Tyler and El Dorado Will Ship Product North Supply markets that support better margins Expand Retail Store Presence In Adjacent Markets Build/acquire new store locations in markets adjacent to El Dorado (i.e. Little Rock, Arkansas) (1) Formerly the TEPPCO pipeline system

Distribution "Quick Hit" Opportunities 20 New Operating Approach May Yield Near-Term Benefit Move Exchange Barrels From the Magellan System to Enterprise Products System Previously marketed products on Magellan system at lower netbacks than on the Enterprise system Gasoline and diesel could be sold in the spot market on the Enterprise system (Northeast of El Dorado) at better values Ethanol Blending Opportunity Ethanol comprised ~3-4% of total El Dorado gasoline sales in 2010 Seek to blend 10% ethanol at all product terminals Completing installation of blending facilities at El Dorado truck rack Generate incremental margin; generates more RINS Retail Supply Synergies Supply Memphis market with products through the Memphis terminal Enhance Nashville supply capability through an owned terminal Re-Engineered Distribution Strategy Designed To Generate Incremental Returns

Transaction Synergies SECTION FIVE

Summary of Potential Transaction Synergies 22 Crude Supply Improves crude procurement expertise Optimize crude slate between Tyler and El Dorado Distribution Realize supply synergies between refining and retail Expand wholesale marketing through Enterprise system Develop long-term product supply contracts on third-party pipelines Production Eliminate single-asset refinery risk Staggered turnarounds minimize supply disruptions Diversified product slate provides opportunity to capitalize on U.S. economic recovery

Capital Spending SECTION SIX

Major Capital Projects Have Been Completed 24 *Includes refining segment only; 2009 capital spending includes cost to rebuild saturated gas plant Historical/Projected Capital Spending at Tyler and El Dorado ($MM) (CHART)

Transaction Financing SECTION SEVEN

Transaction Financing Overview 26 Determined by the average closing price of Delek US' common stock as reported on the NYSE for the ten consecutive trading days immediately preceding the closing date Lion Oil will enter into five-year term loan agreements with Israeli banks in the amount of up to $100 million, a portion of which will be used for the purchase of equipment and shares Lion Oil will execute a $50 million term note payable to Ergon that will be guaranteed by Delek US

Working Capital, Financing and Other 27 Crude Supply and Inventory Financing(1) Lion will enter into a multi-year supply and off-take agreement with a major financial institution Effective financial support for crude procurement and inventory ownership Accounts Receivable Financing Lion will utilize Delek Refining's existing asset backed lending facility to finance its accounts receivable working capital Other Financing Items(2) In order to support the $50 mm cash purchase price portion of the assets and to finance the remaining working capital, Lion will enter into a long term loan agreements with Israeli based banks in sum of up to $100 mm Delek Group (or affiliate) will provide Delek US with an additional $40 mm through a promissory note at closing to supplement existing liquidity position Final working capital needs will fluctuate based on market prices and inventory levels Any post-closing funding requirements will be dependent on refining market economics and resulting free cash flow between now and transaction close

Transaction Sources and Uses 28 $45 million in restricted shares of Delek US common stock(1) $145 million for equipment and shares Transaction Sources Transaction Uses $50 million term note payable by Lion to Ergon (guaranteed by Delek US)(2) $100 million in loans from Israeli banks to Lion(3) $40 million from an affiliate of Delek Group(4) Total Sources = $235 million $50 million cash to supplement other working capital financing(5) $40 million to supplement Delek US liquidity position Total Uses = $235 million Determined by the average closing price of Delek US' common stock as reported on the NYSE for the ten consecutive trading days immediately preceding the closing date Six-year note; 4% annual interest rate; annual amortization begins at the end of year two Loan amounts could range from $75 to $100 million Subject to change, contingent on cash flows from operations generated by Delek US Represents the remaining working capital funding requirement not financed through Delek Refining's existing asset-based lending facility and the new inventory supply and off-take arrangement